UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 6, 2005

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York	10004

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-3.1: AMENDED & RESTATED CERTIFICATE OF INCORPORATION
EX-3.2: AMENDED & RESTATED BY-LAWS
EX-10.1: LETTER TO STEPHEN FRIEDMAN

Item 1.01 Entry into a Material Definitive Agreement.

On April 6, 2005, Mr. Stephen Friedman was elected to the Board of Directors of The Goldman Sachs Group, Inc. (the “Registrant”) at the Registrant’s 2005 Annual Meeting of Shareholders (the “Annual Meeting”). In connection with Mr. Friedman’s election, the Registrant entered into a letter agreement, dated April 6, 2005 (the “Agreement”), similar to the agreements regarding nonemployee director compensation entered into with the Registrant’s other nonemployee directors, which compensation is described in the Registrant’s most recent proxy statement. Under the Agreement, which remains in effect until modified by the Registrant’s Corporate Governance and Nominating Committee and Board of Directors, Mr. Friedman, for his services as director, will receive each year that he serves as a director: (i) a $75,000 annual retainer (the “Annual Retainer”), which will be in the form of fully vested restricted stock units (“RSUs”) for fiscal 2005 and, after that, at Mr. Friedman’s election, in the form of fully vested RSUs or cash; and (ii) an annual grant (the “Annual Grant”), which will be in RSUs for fiscal 2005 and, after that, at Mr. Friedman’s election, in the form of (a) 3,000 fully vested RSUs, (b) fully vested options (“Options”) to purchase 9,000 shares of the Registrant’s common stock or (c) 1,500 fully vested RSUs and fully vested Options to purchase 4,500 shares of the Registrant’s common stock. Mr. Friedman’s prorated fiscal 2005 Annual Retainer is $50,000 (to be converted into RSUs) and prorated fiscal 2005 Annual Grant is 2,000 RSUs. A copy of the Agreement is filed as Exhibit 10.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Registrant’s shareholders, by an affirmative vote of more than 85% of the outstanding shares of the Registrant’s common stock and 98% of the shares voted at the Annual Meeting, approved amendments to the Registrant’s Amended and Restated Certificate of Incorporation to provide for the annual election of all of its directors (the “Amendments”). The Amendments became effective upon the filing of the Amended and Restated Certificate of Incorporation of the Registrant with the Secretary of State of the State of Delaware on April 6, 2005 (the “Filing”). A copy of the Amended and Restated Certificate of Incorporation as amended is filed as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.

In addition, the Registrant’s Board of Directors adopted certain conforming changes to the Registrant’s Amended and Restated By-Laws (the “By-Laws”), which became effective upon the Filing. The changes to the By-Laws delete references to the classification of directors, replace references to the directors’ three-year terms with references to one-year terms and make certain other minor changes. A copy of the By-Laws as amended is filed as Exhibit 3.2 to this Report on Form 8-K and is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

3.1	Amended and Restated Certificate of Incorporation of The Goldman Sachs Group, Inc.

3.2	Amended and Restated By-Laws of The Goldman Sachs Group, Inc.

10.1	Letter, dated April 6, 2005, from The Goldman Sachs Group, Inc. to Mr. Stephen Friedman.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: April 8, 2005	By:	/s/ Gregory K. Palm

		Name:	Gregory K. Palm
		Title:	Executive Vice President and
General Counsel

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